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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 31, 2002


                     PIVOTAL SELF-SERVICE TECHNOLOGIES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
DELAWARE                                    001-15627               042451506
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
STATE OR OTHER JURISDICTION OF              (COMMISSION             (IRS EMPLOYER
INCORPORATION OR ORGANIZATION               FILE NO.)               IDENTIFICATION NO.)
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67 WALL STREET, SUITE 2211, NEW YORK, NEW YORK                       10005- 3198
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                             (ZIP CODE)

                                 (212) 859-5019
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

  WIRELESS VENTURES INC., 67 WALL STREET, SUITE 2211, NEW YORK, NEW YORK, 10005
  -----------------------------------------------------------------------------
              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                          IF CHANGED SINCE LAST REPORT)



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Item 5.  Other Events.

         On December 31, 2002, Pivotal Self-Service Technologies Inc. ("Pivotal" or the "Company"), through a newly incorporated wholly owned subsidiary named Prime Battery Products Limited ("Prime Battery"), entered into an Asset Purchase Agreement (the "Agreement") with DCS Battery Sales Ltd. ("DCS Battery") to acquire certain assets of DCS Battery.

         Although the transaction closed on December 31, 2002 the effective date of acquisition was November 1, 2002.

         DCS Battery is owned by David C. Simmonds and his immediate family. David C. Simmonds is a brother of John G. Simmonds the Company's Chief Executive Officer and one of its Directors. David C. Simmonds also owns A.C. Simmonds and Sons ("ACS") a division of DCS Electronics Ltd.

         A copy of the DCS Battery Sales Ltd. Asset Purchase Agreement is set forth as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference with respect to matters described therein.

         Under the terms of the Agreement Prime Battery acquired the following assets:

         (a) All assets and intellectual property rights of DCS Battery including all trademarks, tradenames, distribution agreements with Konnoc Battery in Canada and the United States of America, and all agreements or relationships with dollar stores in Canada and the United States,
         (b)      All inventory, and
         (c)      All contracts, books and records.

         in exchange for:


         (d)      6,000,000 newly issued common shares of Pivotal, and
         (e) The right to earn an additional 2,000,000 newly issued common shares of Pivotal for every US$100,000 of net profit earned by Prime Battery during the two year period beginning on November 1, 2002 to a maximum of 10,000,000 additional shares.

         Under the terms of the Agreement Prime Battery also agrees as follows:

         (1) To finance the newly acquired business with Cdn$200,000 in cash,
         (2) To share up to 50% of the net gross profit of the business with ACS (subject to Prime Battery earning a minimum gross profit of 15%) in exchange for management, distribution and logistical services provided by ACS to Prime Battery,
         (3) To sell any battery products to ACS intended to be sold to industrial accounts at cost plus 10%,
         (4) To appoint David C. Simmonds as President of Prime Battery and to pay a Cdn$7,500 monthly fee for his services,
         (5) To pay Pivotal a Cdn$10,000 monthly fee for the services of John G. Simmonds, Neil Greenberg and Carrie J. Weiler, and
         (6)      The Board of Directors of Prime Battery will consist of David
                  C. Simmonds, John G. Simmonds and one other mutually acceptable party.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  99.1 DCS Battery Sales Ltd. Asset Purchase Agreement entered into on December 31, 2002 between Prime Battery Products Limited a wholly owned subsidiary of Pivotal Self-Service Technologies Inc. and DCS Battery Sales Ltd.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:   January 6, 2003


                                          PIVOTAL SELF-SERVICE TECHNOLOGIES INC.



                                           By   /s/ John G. Simmonds
                                                --------------------------------
                                                     John G. Simmonds
                                                     Chief Executive Officer



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                                      INDEX

Exhibit No.       Description

Exhibit 99.1 DCS Battery Sales Ltd. Asset Purchase Agreement entered into on December 31, 2002 between Prime Battery Products Limited a wholly owned subsidiary of Pivotal Self-Service Technologies Inc. and DCS Battery Sales Ltd.



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                                                                    Exhibit 99.1



                 DCS BATTERY SALES LTD. ASSET PURCHASE AGREEMENT



WHEREAS, Prime Battery Products Limited ("Purchaser") referred to as "PBP", a division of Pivotal Self-Service Technologies, Inc., a Delaware Corporation, wishes to purchase certain assets of DCS Battery Sales Ltd.; referred to as "DCSB" and

WHEREAS, David Simmonds and Family sell the assets of DCS Battery Sales Ltd. and

WHEREAS, AC Simmonds & Sons referred to as ACS & S will provide management services, as well as distribution and logistics support to PBP in Canada only.

NOW THEREFORE the following is agreed between the parties:

1.       TRADEMARK AND TRADENAMES

     1.1 Seller shall transfer and assign to Buyer all rights to DCS Battery Sales Ltd. trademark and tradename for 6 million shares of Pivotal Self-Service Technologies, Inc.

     1.2 All Konnac Battery Agreements for Canada and the United States.

     1.3 Any agreements or relationships for any other products sold to dollar stores in Canada and the United States.

2.       INVENTORY

     2.1 Seller shall sell to the Purchaser certain inventory at cost, as listed on the attached Schedule A (the "Consigned Inventory"), on a consignment basis.

3.       CONTRACTS, BOOK AND RECORDS

     3.1 Upon Closing, Seller shall transfer to the Purchaser all contracts, orders, books and records with respect to the purchased assets.

4.       FINANCING AND PROFIT DISTRIBUTION

     4.1 PBP agrees to finance the battery business and other related products with $200,000 Canadian Dollars. As of November 1, 2002, PBP has acquired inventory, which has been sold through PBP and or DCSB.

     4.2 All sales in Canada are handled through ACS &S with 50% of the net gross profit after all costs including shipping and cash discounts providing there is a minimum gross profit of 15% to PBP after outgoing freight and sales commission to agents or representatives other than ACS & S.

     4.3 PBP agrees to sell ACS & S at cost plus 10% for any battery products sold through ACS &S to industrial accounts.

     4.4 PBP and ACS & S will reconcile the intercompany account on a bi-monthly basis.

     4.5 All shares of PVSS granted to DCS & Family will be held in escrow until the debts to Interpac and related parties are paid in full.


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     4.6 PBP will retain ACS & S for Canadian Distribution and logistic support for as long as ACS & S can provide the services. If ACS & S cannot provide the service or is unwilling to do so on the aforementioned terms, PVSS has the right to appoint a new distributor or act on their own behalf.

5.       FEES

     5.1 PBP agrees to a management fee payable to ACS & S of $7,500 CDN per month for the services of David C. Simmonds as President of PBP.

     5.2 PBP agrees to a management fee payable to PVSS of $10,000 CDN per month for the services of John G. Simmonds, Neil Greenberg and Carrie J. Weiler.

     5.3 The Board of PBP will consist of David C. Simmonds, John G. Simmonds and one other mutually acceptable party.

6.       EARN-OUT

     6.1 David C. Simmonds and Family will earn for a period of two years from the effective date of November 1, 2002, additional shares of PVSS on the following basis:

     6.1.1 Two million shares of PVSS for the first $100,000 US of net profit in PBP. Net profit is calculated as the profit left after all financing costs and taxes payable.

     6.1.2 For every additional $100K US net profit earned by PBP, David C. Simmonds and Family will receive an additional two million shares up to a total of 10 million shares.


7.       CLOSING

     The agreements contained herein shall be effective retroactively to November 1, 2002 and closing shall be on December 31, 2002.

8.       DISPUTE RESOLUTION

     In the event of a dispute between the parties with respect to any portion of this agreement, including any payments or credits which may be due to the parties, the parties hereby agree to submit the matter for arbitration by PKF Hill & Company and to accept the arbitrator's decision as final.



ON BEHALF OF PRIME BATTERY PRODUCTS LIMITED,



/s/ John G. Simmonds
----------------------------
John G. Simmonds
Chairman & CEO


ON BEHALF OF DAVID SIMMONDS & FAMILY



/s/ David C. Simmonds

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----------------------------
David C. Simmonds
President


ON BEHALF OF A C SIMMONDS & SONS




/s/ David C. Simmonds
----------------------------
David C. Simmonds
President